Vanguard Market Neutral Fund

Supplement to the Prospectus Dated April 28, 2017

Prospectus Text Changes

All references to Michael R. Roach are removed from the prospectus. James P. Stetler and Binbin Guo, who served as co-managers with Mr. Roach, remain as joint portfolio managers of the Fund.

© 2017 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 634 052017

Vanguard Montgomery Funds

Supplement to the Statement of Additional Information Dated April 28, 2017

Important Change to Vanguard Market Neutral Fund

In the Investment Advisory Services section, all references to Michael R. Roach are removed. James P. Stetler and Binbin Guo, who served as co-managers with Mr. Roach, remain as joint portfolio managers of the Fund.

© 2017 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 634A 052017